UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DECEMBER 12, 2005
Date of Report (Date of earliest event reported)

INGENIUM CAPITAL CORP.
(Exact name of registrant as specified in its charter)

NEVADA	0-50932	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

123 Christie Mountain Lane
Okanagan Falls, British Columbia, Canada	V0H 1R0
(Address of principal executive offices)	(Zip Code)

250-809-9185
Registrant's telephone number, including area code

2360 Palmerston Avenue, West Vancouver, BC
Vancouver, British Columbia Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of Registrant

On December 8, 2005, Mr. William Asselstine (the "Seller"), the former majority shareholder, the former president, secretary, treasurer, and a current director of the Company, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Mr. Ted Kozub (the "Purchaser"). Under the terms of the Stock Purchase Agreement, Mr. Asselstine sold to Mr. Kozub an aggregate of 5,000,000 shares of the common stock of the Company, representing approximately 67.5% of the Company's current outstanding shares of common stock, effective December 12, 2005. As a result of the Stock Purchase Agreement, Mr. Asselstine has agreed to resign as director, president, secretary and treasurer of the Company and to appoint Mr. Haukeland and Mr. Kozub as directors of the Company. Mr. Kozub has been appointed as president, secretary and treasurer of the Company effective as of the closing of the purchase and sale pursuant to the Stock Purchase Agreement. The changes to the board of directors of the Company will not be effective until at least ten days after a Schedule 14F Information Statement is mailed or delivered to all of the Company’s shareholders in compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder. This date is anticipated to be on or about December 19, 2005.

CHANGE OF CONTROL INFORMATION

The Company was a “shell company”, as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (f) of Item 2.01 of Form 8-K, the Company is required to provide the information that would be required in the Company were filing a Form 10-SB registration statement under the Exchange Act, provided that where such information has been previously reported, the Company may identify the filing in which ths disclosure is included instead of including the required disclosure in this Form 8-K. The following Form 10-SB information is provided, with reference to the filing made by the Company where the information is disclosed where the information is not included in this report:

Form 10 Item	Description	Filing Where Information Included
Part I – Item 1	Description of Business	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005
Part I – Item 2	Plan of Operation	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005
Part I – Item 3	Description of Property	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005
Part I – Item 4	Security Ownership of Certain Beneficial Owners and Management	Provided below in this Current Report on Form 8-K
Part I – Item 5	Directors and Executive Officers, Promoters and Control Persons	Provided below in this Current Report on Form 8-K
Part I – Item 6	Executive Compensation	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005

Part I – Item 7	Certain Relationships and Related Transactions	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005
Part I – Item 8	Description of Securities	Form SB-2 registration statement originally filed on April 21, 2004, as amended
Part II – Item 1	Market Price of and Dividends on Registrant’s Common Equity and Related Stockholder Matters	Form10-KSB annual report filed on May 2, 2005
Part II – Item 2	Legal Proceedings	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005
Part II – Item 3	Changes in and Disagreements with Accountants	Form 10-KSB annual report filed on May 2, 2005
Part II – Item 4	Recent Sales of Unregistered Securities	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005
Part II – Item 5	Indemnification of Directors and Officers	Form SB-2 registration statement originally filed on April 21, 2004, as amended
Part F/S	Financial Statements	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005
Part III	Exhibits	Form 10-KSB annual report filed on May 2, 2005, as updated by Form 10-QSB quarterly reports filed June 14, 2005, September 19, 2005 and December 15, 2005

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of December 14, 2005, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
Common Stock	William Asselstine, Director 2360 Palmerston Avenue Vancouver, BC, Canada	Nil	Nil%

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Common Stock	Gary Haukeland, Proposed Director 1723 - 595 Burrard Street, Bentall Three, Vancouver, B.C., V7X 1J1	Nil	Nil%
Common Stock	Ted Kozub, President, Secretary and Treasurer Second Floor, 498 Ellis Street Pentiction, BC V2A 4M2	5,000,000 Shares (2)	67.5% (2)
Common Stock	All Officers and Directors as a Group (2 persons)	5,000,000 Shares	67.5%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of December 8, 2005, there were 7,402,500 shares of our common stock issued and outstanding.

(2)	The shares denoted as being beneficially owned by Mr. Kozub represent those shares which Mr. Kozub has acquired from Mr. Asselstine pursuant to the Stock Purchase Agreement.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Mr. Kozub has been appointed as president, secretary and treasurer of the Company effective as of the closing of the purchase and sale pursuant to the Stock Purchase Agreement. William Asselstine resigned as our president, secretary and treasurer on December 12, 2005, concurrent with the closing of the purchase and sale pursuant to the Stock Purchase Agreement. Derrick Page resigned as our vice-president, corporate development on December 9, 2005. We anticipate that on or about the date that is ten days after the delivery of the Schedule 14F information statement to our shareholders, William Asselstine will tender a letter of resignation to the Board to resign as director, as contemplated by the Stock Purchase Agreement. Mr. Gary Haukeland and Mr. Ted Kozub will be appointed as directors to be effective ten days after the delivery of the Schedule 14F information statement to our shareholders, which date is anticipated to be December 19, 2005.

Directors:

Name of Director	Age

William J. Asselstine	60

Executive Officers:

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Name	Age	Office(s) Held

Ted Kozub	68	President, Secretary and Treasurer

Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years.

Mr. William J. Asselstine has been our sole director since March 14, 2000. Mr. Asselstine resigned as our president, secretary and treasurer on December 9, 2005. Mr. Asselstine was the director of real estate operations for NTG Clarity Networks Inc. from June 2001 to May 2002. Mr. Asselstine was director of real estate operations for Javelin Connections Inc. from December 2000 to May 2001. Mr. Asselstine was a building access specialist with AT&T Canada Inc. from November 1998 to November 2000. Each of NTG Clarity Networks, Javelin Connections and AT&T Canada is a company engaged in the business of telecommunications. Mr. Asselstine was a senior negotiator for Colliers International, an international commercial real estate brokerage and property management business headquartered in Vancouver, British Columbia, from March 1980 to October 1998. Mr. Asselstine served as an officer and director of various companies engaged in the businesses of mineral and oil and gas exploration whose shares were traded on the Vancouver Stock Exchange during the period from the late 1970’s to 1985. These companies included Boulder Mountain Resources Ltd., The Bullet Group Inc., Maple Leaf Petroleum Ltd., Rio Blanco Resources Ltd., Warwick Petroleum Ltd., Wildrose Petroleum Ltd., Fairmile Gold Corp., Buffalo Resources Ltd., Canadian Cariboo Resources Ltd., Rich Capital Corp. and Xing Hai Resources Ltd. Mr. Asselstine received his Bachelor of Arts with a commerce major from Simon Fraser University in Vancouver, British Columbia, Canada.

Mr. Ted Kozub was appointed as our president, secretary and treasurer as of December 12, 2005. Mr. Mr. Kozub is a recently retired tax partner with KPMG, where he was a partner from 1981 to 2000. He has been in public accounting practice for over 22 years and has held various senior positions with Revenue Canada Taxation. Since retirement from KPMG, Mr. Kozub has been involved with the following public companies:

1.	Direct Response Financial Corp - CFO, CEO and director from April 1, 2003 to January 2, 2005;

2.	Koko Petroleum Inc. - CEO, President and director from March, 2004 to present;

3.	Cheetah Oil and Gas Ltd. - CFO and director from January 2, 2004 to December 19, 2005 (will be resigning effective this date); and

4.	AMI Resources - Director from April, 2002 to July 15, 2005.

Mr. Kozub was a director and officer of Fetchomatic Inc. from May 1, 2000 to February 26, 2001.

He was appointed to the special task force for the implementation of Canadian Tax Reform and was Tax Manager with Hudson’s Bay Oil & Gas in Calgary, which is a subsidiary of Conoco. Mr. Kozub held office of President of the Canadian Petroleum Tax Society for two years and was a frequent lecturer to various accounting organizations in accounting, cost and management and taxation.

Mr. Kozub received his certified management accounting designation in 1963 after attending the University of Calgary, Department of Extension. He attended Mount Royal College in Calgary and received his business management certificate in 1960. Mr. Kozub has lectured at the University of Calgary Department of Extension in managerial accounting.

Set forth below is a brief description of the background and business experience of Mr. Gary Haukeland, one of our proposed directors, for the past five years.

Mr. Gary Haukeland has been in the real estate business for over 25 years following a number of years with the Royal Bank of Canada and later with Dun and Bradstreet. While with the Royal Bank he worked at numerous branches in management and accounting capacities. At Dun and Bradstreet he held a

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business analyst position compiling credit reporting information on private and public corporations. In 1977 he obtained his real estate pre-licensing accreditation through the Faculty of Commerce at the University of British Columbia. He is currently Vice President and Managing Broker of NAI Goddard & Smith, a commercial real estate firm in Vancouver, British Columbia partnered with 300 offices in 40 countries worldwide with over $25 billion in transactions annually. Throughout his real estate career he has successfully coordinated a multitude of complex negotiations. His knowledge and marketing services are sought by developers, lenders and institutional clients for development strategies, trends and work out situations. Over the years he has represented these clients throughout Canada, the United States and Asia.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

William Asselstine resigned as our president, secretary and treasurer on December 12, 2005, concurrent with the closing of the purchase and sale pursuant to the Stock Purchase Agreement. Derrick Page resigned as our vice-president, corporate development on December 9, 2005. Mr. Kozub has been appointed as president, secretary and treasurer of the Company effective as of the closing of the purchase and sale pursuant to the Stock Purchase Agreement. We anticipate that on or about the date that is ten days after the delivery of the Schedule 14F information statement to our shareholders, William Asselstine will tender a letter of resignation to the Board to resign as director, as contemplated by the Stock Purchase Agreement. Mr. Gary Haukeland and Mr. Ted Kozub will be appointed as directors to be effective ten days after the delivery of the Schedule 14F information statement to our shareholders, which date is anticipated to be December 19, 2005.

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SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGENIUM CAPITAL CORP.

DATE: DECEMBER 16, 2005	By: /s/ Ted Kozub
TED KOZUB
President

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